LEA MANAGEMENT GROUP LLC.

December 5, 2006

AGREEMENT FOR SERVICES

The undersigned TIMESHARE LOANS ("TIMESHARE LOANS"), with its principal offices and place of business at 2350 S. Jones Blvd. Suite 101, Las Vegas NV 89146, enters into this Agreement for Services with LEA Management Group LLC. ("LEA"), with its principal offices and place of business at 208 South Academy Avenue, Suite 130-A, Eagle, Idaho 83616 that LEA will facilitate and manage the process taking TIMESHARE LOANS from a private corporation to an OTCBB public corporation, including but not limited to obtaining legal counsel and financial auditors to bring TIMESHARE LOANS onto OTCBB using the PubficLotinch• method (rather than the reverse merger into a public shell method) with following terms and conditions agreed by both parties:

1.
Creating a new TIMESHARE LOANS HOLDINGS INC. or restructuring TIMESHARE LOANS, the existing corporation incorporated in Nevada, determined by both parties, to own 100 percent of TIMESHARE LOANS and all subsidiaries.

2.
The total authorized Shares shall be 370,000,000 common shares, 30,000,000 preferred shares and the total issued shares to be 30,000,000 common shares upon approval of SEC becoming a public company ("Approval"). All public company shares issuance shall be in accordance with the SEC 144 rule; however, as specified below, some agreed shares are to he registered in the SB-2 filing as part of the "Private to Public process" leading to listing on OTCBB. The 30,000,000 common shares shall include all shares issued under this Agreement (except for shares issued in connection with financing) including repayment of loans, reimbursement of expenses and back compensations. No other class of stock is to be authorized or issued.

3.
As determined by TIMESHARE LOANS, after the Closing, TIMESHARE LOANS shall reimburse any previous debts or Compensation to Control Persons from within the 30,000,000 shares authorized and issued under this Agreement. It is understood that Control Persons' shares are treated differently from non-Control Persons in relation to tradability by law, and that all Control Persons may be required, as a condition of financing, to sign a "Lock Up Agreement" with the underwriter which will have the effect of restricting the sale of the shares regardless of the tradability of the shares themselves.

TIMESHARELOANS's OBLIGATIONS

4.	TIMESHARE LOANS will fulfill to the satisfaction of LEA the following conditions:

•	Restructure TIMESHARE LOANS ("TIMESHARE LOANS HOLDINGS INC.") to meet the requirement of [PO directed by LEA;

•	Prepare TIMESHARE LOAN'S subsidiaries for acquisition as wholly owned subsidiaries of the new TIMESI-IARE LOANS HOLDINGS, Inc.;

•
TIMESHARE LOANS HOLDINGS INC. shall issue 10,000 Preferred Shares in the name of LEA Management Group LLC. and will be held in LEA's name until closing, at which time LEA will cancel those shares and relinquish their position as a controlling entity.

•	Issue, upon final acceptance as an OTCBB public company, 30,000,000 shares of common stock in the new TIMESHARE LOANS HOLDINGS INC. and no other classes of stock;

LEA MANAGEMENT GROUP LLC.

•	Allow no reverse of its stock shares for a period of two years without the approval of TIMESHARE LOANS HOLDINGS INc.'s outside Board Members and its independent auditor;
•	All legal and auditor opinions and financial statements are to be completed.
•	TIMESHARE LOANS will make available all officers, documents and materials required on a timely basis;
•	Certification is to be given to LEA legal counsel establishing TIMESHARE LOAN'S rights to all assets, property, contracts, royalties, patents, copyrights, licenses and permits;
•
Register and agreed upon number of shares (see Clause 6) of new TIMESHARE LOANS HOLDINGS INC. issued in LEA's name or assigns in the first registration (generally an SB-2 filing with the S.E.C.) as part of the process of securing listing on OTCBB. These shares are part of the new TIMESHARE LOANS HOLDINGS INC. shares agreed as compensation for LEA (enumerated below.)

LEA's OBLIGATIONS

5.  LEA shall fulfill to the satisfaction of TIMESHARE LOANS the following conditions:

▪
Facilitate and manage the process taking TIMESHARE LOANS HOLDINGS INC. from a private corporation to a U.S. OTCBB public corporation. This process will take approximately four to six months assuming TIMESHARE LOAN'S timely delivery of an audited financial statement. LEA will use the Pa/Vic-Law/dr method rather than the reverse merger into a public shell method;

▪	Obtain legal counsel and financial auditors to bring TIMESHARE LOANS HOLDINGS INC. onto OTCBB;

▪	Assist to restructure the existing TIMESHARE LOANS to meet the requirement of becoming an OTCBB corporation, and to own 100 percent of all TIMESHARE LOANS subsidiaries;

▪
Inform and consult with the designated officer of TIMESHARE LOANS or assigns on any and all relevant processes, information or other matters concerning the public launch of TIMESHARE LOANS HOLDINGS INC.;

▪	Utilize its SEC legal counsel and auditor to prepare and file all required SEC Forms and filings with the SEC and/or NASD as required by law, and will continue to coordinate on behalf of TIMESHARE LOANS in accordance with NASD & SEC regulations to keep all filings current until closing. "Closing" is defined as acceptance of TIMESHARE LOANS HOLDINGS INC. as an OTCBB listed company by the NASD (National Association of Securities Dealers).

▪	Cooperate with state regulators to provide documentation of the process and supply them with any forms or information as needed.

▪	Engage OTC Stock Transfer or equivalent as TIMESHARE LOANS HOLDINGS INC.'s transfer agent for its public stock with terms and conditions, acceptable to TIMESHARE LOANS;

▪	Secure at least two market makers for TIMESHARE LOANS HOLDINGS INC.

LEA MANAGEMENT GROUP LLC.

6.TIMESHARE LOANS HOLDINGS INC. will assign the following to LEA on the timeline stated:

▪
Fifteen percent (15%) of TIMESHARE LOANS HOLDINGS INC. common shares of stock (4,500,000 shares) are to be placed in escrow with LEA's SEC attorney in the name of LEA Management Group LLC. or assigns to be released as assigned upon acceptance of TIMESHARE LOANS HOLDINGS INC. as an OTCBB listed company by the NASD as compensation for efforts required to bring TIMESHARE LOANS HOLDINGS INC. to the NASD as an OTCBB listed company;

25% of LEA Management and/or assigns shares will be held in escrow by TIMESHARE LOANS HOLDINGS INC.'s SEC attorney for a period of 18 months, or until released by TIMESHARE LOANS HOLDINGS INC.

$100,000 is to be paid to LEA up frönt for costs incurred in managing the process.

o	This is to be paid in three installments before the company is accepted as a public company by the SEC.

■  Installment 1 - Due Upon Signing of this document.
■  Installment 2 - Due within 60 days after signing.
■  Installment 3 - Due upon or before closing.

•
Thirteen percent (13%) of TIMESHARE LOANS HOLDINGS INC. common shares of stock (3,900,000 shares) are to be placed in escrow with LEA's SEC attorney in the name of The Research Evaluation Center or assigns.

º
25% of The Research Evaluation Center and/or assigns shares will be held in escrow by TIMESHARE LOANS HOLDINGS INC.'s SEC attorney for a period of 18 months, or until released by TIMESHARE LOANS HOLDINGS INC.

•
Twelve percent (12%) of TIMESHARE LOANS HOLDINGS INC.'s common shares of stock (3,600,000 shares) are to be held in escrow by TIMESHARE LOANS HOLDINGS INC. in the expectation that it is to be released to a mutually acceptable PR/IR firm as required to fund PR/IR activities (Note: Additional Agreement below). These shares are to be registered ("piggyback registration") in the first SB-2 as part of the Closing registration shares leading to OTCBB.

ADDITIONAL AGREEMENT

In addition to this agreement, TIMESI-IARE LOANS is required to complete an Agreement between new TIMESHARE LOANS HOLDINGS INC. and a mutually acceptable PR/IR firm to develop and expand the market for TIMESHARE LOANS HOLDINGS INC.'s public stock. LEA is prepared to engage a mutually acceptable PR/IR company on TIMESHARE LOANS HOLDINGS INC.'s behalf, and at LEA's direction. This Additional Agreement will not become effective until and when TIMESHARE LOANS HOLDINGS INC. is accepted as an OTCBB listed company by the NASD. LEA estimates this Additional Agreement will require twelve percent (12%) of the common shares (3,600,000) to be paid in stages over a one-year

LEA MANAGEMENT GROUP LLC.

period; these shares are to be released by TIMESHARE LOANS HOLDINGS INC. as required to fund the PR/ IR activities.

CONFIDENTIALITY

It is agreed that the terms of this Agreement are strictly confidential, and will be kept such unless agreed in writing by both TIMESHARE LOANS and LEA.

SIGNATURES OF THE PARTIES

FOR: TIMESHARE LOANS HOLDINGS INC.	FOR: LEA MANAGEMENT GROUP LLC.
/s/ Paul Thompson	/s/ Justin M. Eastland
Paul Thompson, Chairman & CEO	Justin M. Eastland, Managing Director
Date: December 5, 2006	Date: December 5, 2006

3420 OCEAN PARK BLVD. SUITE 3000 • SANTA MONICA, CA, USA • 90405
PH 1 (310) 450-9100 • FAX 1 (310) 452-6600 • CELL 1 (310) 903-6814
E-MAIL: RUGGER@LEAMANAGEMENT.COM • WEB: WWW.PUBLICLAUNCH.COM